25 Years of Impact Investing AFL-CIO Housing Investment Trust A Report on the Stewardship 1992-2017

“Give me a place to stand and I will move the world.” —ARCHIMEDES

The AFL-CIO Housing Investment Trust has become one of the most significant Impact Investing groups in the country. It plays an important role in helping to rebuild America’s communities by providing the critical investment capital for the construction of low- and moderate-income housing. The investments, in turn, create on-site union construction jobs and provide our portfolio with the investments that help generate competitive returns for our pension fund investors. In short, the HIT does what its founders hoped it would do. It has been my privilege to direct the HIT for some 25 years. In that time we have been able to put 421 projects under agreement, create over 65,000 on-site union construction jobs, and produce 94,000 housing units. The economic impacts have been consequential: $15 billion in total development investment and over $22 billion in economic impact. As important as these outputs are, the most critical role we play is that of committed partner to those at the grassroots level who want to make a difference in their communities. Whether it’s local unions and their leaderships, mayors and their development staffs, housing finance agencies and organizations, for profit and non–profit developers, local union or state pension funds or anyone who is committed to developing affordable housing as a way to improve their neighborhoods, there is one thing they have in common. The HIT will be there with the capital resources and know-how to get the plan or project done. And, the HIT will stay until it’s done. As we go forward, and face an ever-declining commitment to affordable housing from Washington, the HIT investments will become more critical. At more than $6 billion in net assets, the HIT is nearly 12 times larger than it was in 1992. With a senior management team unrivaled in the industry, with an experienced and knowledgeable Chair and a dedicated Board of Trustees, the HIT will grow and prosper in the decades ahead. Again, thank you for your continuing support of our program. Fare forward. A Letter from Steve Coyle CHIEF EXECUTIVE OFFICER AFL-CIO Housing Investment Trust AFL-CIO Housing Investment Trust Impact Report 1

A Letter from Richard Ravitch CHAIRMAN EMERITUS OF THE BOARD OF TRUSTEES, AFL-CIO Housing Investment Trust 2 AFL-CIO Housing Investment Trust Impact Report I have had the privilege to serve as Chair and as a member of the AFL-CIO Housing Investment Trust Board of Trustees for more than 25 years. We positioned the HIT to be the exemplar of the principle that pension capital could be used to rebuild America’s communities. But first, we designed it to provide competitive returns to its investors. The HIT has followed an investment strategy of using the expertise it developed putting more than 400 multifamily deals under agreement in high credit quality securities financing apartment projects across the country. The HIT has accomplished much for its investors and for America’s communities. As the fund grew from $500 million in assets to over $6 billion during my tenure, its consistent and prudent financial management has given its investors competitive returns through changing market conditions. At the same time, its union construction job creation has increased pension plan contributions and its financing of affordable and workforce housing developments has strengthened local communities. For an investment manager to produce competitive returns while also creating affordable housing and on-site union construction jobs is a significant achievement. To do it year in and year out is remarkable. As a New Yorker, I am particularly proud of the positive impact of the HIT’s ongoing New York City Community Investment Initiatives on the city and its residents. From 2002 through the present, the HIT has invested $1.3 billion in projects with total development investment of more than $3 billion, financing the building, rehabilitation or preservation of some 36,000 housing units, 95% of which are affordable or workforce housing. The HIT has become one of the most effective responsible investing programs in the country. I am proud to have worked with my HIT Trustee colleagues, some fifty dedicated individuals, and the HIT’s gifted staff and leadership team and what we have accomplished together. I also greatly appreciate my working relationships with AFL-CIO Presidents Lane Kirkland, John Sweeney and Rich Trumka –all of whom fully supported the HIT. As the HIT enters the next quarter century, I am certain that it will continue to grow, expand its reach and fulfill its mission.

In 2014, I retired after thirty-three years of service to the HIT and its predecessor, the Mortgage Investment Trust. When I became a trustee at the HIT’s inception in 1984, we managed just $104 million in assets. The impact that the HIT has had since it opened its doors, and in particular the last 25 years, under the leadership of my friend Steve Coyle, was unimaginable back then. My union, SEIU, was one of the HIT’s original investors and I am proud to have participated in helping the HIT grow into the $6.2 billion fund it is today. The way the HIT does business exemplifies important union values: investments that create family-supporting union jobs, affordable housing for working people and lowincome families, and vibrant communities where working families can prosper. Since 1992, targeted investment initiatives have become an important part of the Trust’s investment strategy. Furthermore, the ability of the HIT’s initiatives to stimulate jobs and housing has made Organized Labor an attractive partner to cities. It has also been a great privilege to travel across this country and participate in groundbreaking and worker appreciation events for the HIT. Through these events I was able to see firsthand the great value of impact investing and the effect HIT has had on people and their communities. The investments highlighted in this report demonstrate that competitive returns really can go hand-in-hand with the AFL-CIO’s mission of social responsibility. If the well-being of people is the bottom line, there are few limits to what is possible. I can honestly say that the Housing Investment Trust fulfills the vision that then AFL-CIO President George Meany and Dr. Martin Luther King, Jr. had that workers’ capital would become a key instrument in the “Great Crusade” for social justice. I know the HIT will continue its dedication to social and economic justice for the betterment of America’s working men and women, and lowand moderate-income families over the next 25 years and beyond. A Letter from John J. Sweeney CHAIRMAN EMERITUS OF THE BOARD OF TRUSTEES, AFL-CIO Housing Investment Trust AFL-CIO Housing Investment Trust Impact Report 3

HIT History In 1960, Dr. Martin Luther King, Jr. and AFL-CIO President George Meany began a dialogue to align the efforts of the AFL-CIO and the Civil Rights Movement. During the next few years, Dr. King and President Meany met and discussed the power that pension assets could eventually have in easing economic inequality in America. Investing in job-creating housing and community development could do this. The productive partnership between these two great men bore fruits, including the shaping of the historic Civil Rights Act of 1964. It also prompted President Meany that year to write a letter to all AFL-CIO affiliates (the “Meany Letter”), outlining his vision for a labor endeavor that would put “labor’s funds to a practical and useful social purpose,” namely supporting housing creation and homeownership. The AFL-CIO set out to ensure that labor’s capital would be invested strategically to help bring about needed social change, building quality affordable housing and creating family-supporting jobs. The AFL-CIO Housing Investment Trust’s predecessor, the Mortgage Investment Trust, was created to fulfill this vision in 1965. Through the 1970s and 80s, pension funds grew, became more sophisticated in their fund management, and continued to diversify their portfolios. To keep pace with these trends, the HIT took over for the MIT and began operations as a SEC regulated mutual fund in 1984 with approximately $100 million in assets. The HIT has continued to operate based on the founding principles laid out in the Meany letter. In 1992, Steve Coyle joined the HIT as its third Chief Executive Officer. With a background in public housing, finance, law, and urban redevelopment and design, Steve brought a unique set of skills to the HIT. For the next 25 4 AFL-CIO Housing Investment Trust Impact Report years, Steve would operate the HIT based on a straightforward approach: the HIT would provide competitive returns for its investors; it would invest primarily in mortgage-backed securities backed by public sector guarantees; its investments would seek to create union construction jobs; and the housing would be affordable housing to low- and moderate-income families. Over time, the most effective way of doing this was through initiative investing strategies. “The union economy works with a virtuous cycle. As rising pay lifts our families, we buy what we want and need, which increases demand, which in turn spurs companies to invest and hire, creating more jobs. Steve Coyle paved the way for our pension funds to do the same thing, and he’s been doing it for 25 years. He thinks big, always looking for ways for us as workers to lift each other up. —RICHARD L. TRUMKA, AFL-CIO Convention, October 25, 2017, St. Louis, MO This approach worked. The HIT ended 1992 with $660 million in assets. By 1996 it had $1.4 billion in assets, rising to $2.8 billion in 2001 and $4.3 billion by 2011. Today it stands at $6.2 billion in net assets. As the HIT grew, so did its community impact. The HIT also expanded its program. Building America CDE, its New Markets Tax Credit subsidiary, was created in 2010 and has finished 14 development projects with over $850 million in total investment. In 2015, the HIT expanded into the defined contribution market with the creation of the HIT Daily Valued Fund. HIT Advisers, its investment adviser subsidiary, was created in 2016. Dr. King and President Meany’s sweeping vision for employing labor’s capital for community development is alive and well. AFL-CIO Housing Investment Trust Impact Report 5

Impacts & Outputs The HIT began 1992 with $530 million and ended 2017 with $6.2 billion in assets. Shareholder capital allows the HIT to invest in multifamily construction-related securities. As workers on the projects earn income, pension plan contributions increase. $8.5 BILLION HIT Investment 93,857 Units, of Which 70% Are Affordable to Low- and Moderate- Income Families $15.7 BILLION Total Development Investment 421 Number of Projects Financed–1 Project Every 23 Days on Average 132.4 MILLION Hours of On-Site Union Construction Work $4.4 BILLION Wages and Benefits Generated for Union Construction Workers 107 New Funds Have Invested in the HIT for the First Time Since 2008 THE HIT OF SUSTAINABLE INVESTMENT Disclaimer All impact numbers in this report including jobs, wages & benefits, and other economic impacts are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model based on HIT project data and secondary source materials. Impacts include projects financed by HIT subsidiary Building America CDE, Inc. and are in 2016 dollars. Please note that multifamily project investments may satisfy and be counted under more than one highlighted investment initiative in this report. Aggregate impact and output information during the period of the report is set forth on this page.

The investments help provide pension plan investors with competitive returns, while the projects create union construction jobs. HIT CYCLE SUSTAINABLE INVESTMENT 12X Growth of Assets from $533 Million to $6.2 Billion Up Until Today 0.001% Default Rate on $8.5 Billion of HIT Investment $4.4 BILLION Net Income Generated for Investors Projects generate additional economic impacts for the broader community. $22.4 BILLION Total Economic Impact 141,300 Estimated Total jobs Created $963 MILLION State and Local Taxes $1.9 BILLION Federal Taxes Generated AFL-CIO Housing Investment Trust Impact Report 7

HIT Today



MidWest@ Work Investment Strategy

2016–TODAY 〉 The HIT had its second most productive year since 2010 investing $422 million in 19 projects including 16 under MidWest@Work in 2017. The HIT reached $6 billion in assets that year.

Throughout the industrial Midwest, cities are working to revitalize their economies. These communities need to bring comprehensive community development projects online, both to grow their tax bases and to increase the number of permanent jobs for their residents. It was against this backdrop that the HIT undertook its most recent investment initiative—the $1.1 billion MidWest@Work Investment Strategy.

A key part of the strategy is connecting the HIT's investments with the broader economic revitalization of Midwestern cities. MidWest@Work is unique amongst HIT's investment initiatives in its holistic approach to redevelopment—incorporating pre-apprenticeship training, single-family home repair, and linking with the creation of manufacturing and other permanent jobs when possible through investment by HIT affiliates.



> *"Behind every statistic of unemployment and poverty is a family standing in the abyss of stress, anxiety and depression. A mother. A father. A child. The AFL-CIO HIT's MidWest@Work Investment Strategy will offer families a critical lifeline, and our country will be stronger and healthier because of its visionary hopes for America's distressed Midwest. I am happy to support the Housing Investment Trust's dreams for America's families.*
>
> —RICHARD L. TRUMKA, President, AFL-CIO; Trustee, AFL-CIO Housing Investment Trust

MidWest@Work is a culmination of the lessons that the HIT has learned from its prior investment initiatives described in this report. From the Community Investment Demonstration Program, the HIT learned the impact that affordable housing can have on the lives of some of our nation's most vulnerable and needy. From the New Jersey waterfront, the HIT learned the impact that mixed-use development can have in transforming communities. From the New York City Community

Investment Initiative, the HIT saw how rehabilitating existing housing can preserve affordability as well as the history of a community. The Construction Jobs Initiative taught the HIT the importance of sustained, multi-year strategies covering a number of communities. In just two years, the HIT has reached over a third of the MidWest@ Work investment goal with over $375 million invested in 20 projects. The MidWest@Work Strategy exemplifies how the HIT has been managed for the past 25 years. Programs on this scale can be accomplished when an entire organization understands its mission and is committed to it. The program sets the standard for what the HIT can do in the years ahead. FEATURED PROJECT — MINNEAPOLIS, MINNESOTA 1500 NICOLLET With an investment of $34.1 million, the HIT is providing over half the $62 million new construction and permanent financing of 1500 Nicollet, a 100% affordable project located in Minneapolis, where affordable housing is needed. The 183 apartments will be affordable to those earning 60% or less of area median income, by the use of low income housing tax credits. 1500 Nicollet will have first floor commercial space and apartment units on floors one through six as well as an open courtyard. The thermal gas heat pump system, solar panels, and LED lights throughout the building will save energy and reduce operating costs. SOCIAL IMPACT The loss of union manufacturing jobs in the Midwest had a dramatic impact on the region’s economy. A cycle of disinvestment was created, leaving whole neighborhoods vacant and few job opportunities for those who remained. Based on the track record and its work in the Midwest over the past two years, the HIT has become a trusted partner in the regeneration of cities throughout the Midwest. HIT IMPACT To achieve its goals and ensure that the HIT’s investments connect with the broader revitalization of Midwestern cities, the HIT held 10 roundtable discussions in the Midwest. The HIT engaged the development communities in its focus cities and leveraged its long-term relationships to develop a pipeline of projects that will help grow Midwestern communities. The roundtables were a clear success and helped the initiative launch with 20 projects and over $900 million in total development investment during its first two years. Projected Impact Projects: 90 HIT Investment: $1.1 BILLION Total Development: $2.1 BILLION Construction Jobs: 9,720 Job Hours: 20.0 MILLION Economic Impact: $3.8 BILLION Accomplished To-Date Projects: 20 HIT/Building America Investment: $375 MILLION Total Development: $908 MILLION Construction Jobs: 3,840 Job Hours: 7.7 MILLION Economic Impact: $1.6 BILLION 1500 NICOLLET With an investment of $34.1 million, the HIT is providing over half the $62 million new construction and permanent financing of 1500 Nicollet, a 100% affordable project located in Minneapolis, where affordable housing is needed. The 183 apartments will be affordable to those earning 60% or less of area median income, by the use of low income housing tax credits. 1500 Nicollet will have first floor commercial space and apartment units on floors one through six as well as an open courtyard. The thermal gas heat pump system, solar panels, and LED lights throughout the building will save energy and reduce operating costs AFL-CIO Housing Investment Trust Impact Report 9

Initiative Investing 1,970 Units 1,560 On-site Union Construction Jobs $605 MILLION Total Economic Impact Community Investment Demonstration Program The HIT made its largest investment under the CIDP when it invested $19.1 million and committed $7 million in Section 8 budget authority to West End Place in Boston, Massachusetts in 1995. Over the course of the CIDP, the HIT grew from $846 million to $2.2 billion in assets. 1994-1999 As the U.S. economy rebounded in 1994, there were fresh concerns about the need to expand affordable housing. Working with members of Congress, the HIT helped HUD craft the Section 8 Community Investment Demonstration Program. Under the program, HUD awarded project-based rental assistance to the HIT, enabling it to finance the construction and rehabilitation of rental housing for very low-income families. In 1994 and 1995, the HIT was awarded $115 million of Section 8 project-based rental assistance. The HIT used this authority, its own financing, and leveraged additional financing to develop 1,970 housing units in 18 projects nationwide. Non-profit developers worked with union contractors, in many cases for the first time. The program created a track record of success between these two groups that would be built on in years to come. Under the CIDP, the HIT provided housing for low-income families, the homeless, the elderly, and individuals with HIV/AIDS and their families. This initiative was HIT’s first large-scale investment initiative, meeting the affordable housing needs of diverse communities while putting union members to work. Today, many of these projects are still delivering vital services to community residents. The investments proved to be secure, productive investments. In 1999, while celebrating the revival of the historic Carl Mackley Apartments in Philadelphia, AFL-CIO President John Sweeney underscored the significance of the program: “Carl Mackley exemplifies the core values of America’s unions—affordable housing and strong communities. It is an extraordinary example of what union capital and union labor can accomplish in partnership with the city, the community and the private sector. Today we honor the vision of our early forebears in the labor movement by recommitting ourselves and our resources to affordable housing for families, seniors and those most in need.” The Carl Mackley apartments were named for a striking hosiery worker killed by non-union workers during the H.C. Aberle Company strike in 1930. “HUD’s new partnership is a sound investment in people and housing. It’s also a good investment for pension funds and will yield a sound rate of return. But, today’s partnership goes beyond financial investments: it’s an investment in America’s families, individuals and communities. —HENRY CISNEROS, HUD Secretary (1993-1997) FEATURED PROJECT — BOSTON, MASSACHUSETTS ANNA BISSONNETTE APARTMENTS In cooperation with MassHousing and the Committee to End Elder Homelessness, the HIT provided financing for the $8.6 million conversion and expansion of an abandoned bread factory and additional rundown parcels in the South End of Boston. By providing $765,000 in permanent financing and Section 8 budget authority for the project, the HIT helped to create 40 new studio and 1-bedroom homes for elderly persons who were formerly homeless. Skilled staff is available on-site to assist residents with impairments and promote maximum independence, and residents receive a range of social services including counseling and appropriate referrals on issues such as health care, nutrition, substance abuse, and others. Completed in 1997, the Anna Bissonnette House remains a much needed resource for assisting the homeless and poverty stricken elderly in the Boston area. SOCIAL IMPACT Through the CIDP, the HIT was able to reach several at-risk populations including lowincome individuals living with HIV/AIDS in New Jersey, formerly homeless women in Boston, homeless men in Atlanta and homeless families in South Central Los Angeles. The CIDP created nearly 2,000 housing units. These projects continue to deliver vital services and quality housing to community residents today. HIT IMPACT The CIDP was the first large scale demonstration of the HIT’s ability to meet the affordable housing needs of diverse communities, while continuing to provide secure investments for its investors. The HIT team learned critical underwriting skills and developed partnerships across the country that resulted in additional projects being financed and built with 100% union labor. The success helped break down barriers between non-profit developers and the union workforce. AFL-CIO Housing Investment Trust Impact Report 11

Initiative Investing



New Jersey Waterfront

13
Projects

$845 MILLION
In HIT Investment

$993 MILLION
Total Development

3,698
Units

5,070
On-site Union Construction Jobs

$1.7 BILLION
Total Economic Impact

1995–2003 › The HIT made its largest single investment to-date and the largest investment under the NJ Waterfront initiative investing $131.5 million in 333 River Street in Hoboken in 1999. Over the course of the initiative the HIT grew from $935 million to $3.6 billion in assets under management.

Once a booming industrial city and port, the waterfront area of Hoboken, New Jersey, situated across the Hudson River from Lower Manhattan, had fallen victim to decades of urban decline following the collapse of the area's traditional industrial base. Abandoned buildings and blight had replaced manufacturing and port activities.

With investments of more than $845 million in 13 multifamily projects between 1993 and 2005, the HIT financed the creation of nearly 3,700 housing units and helped bring new life to the waterfront. These projects provided housing for the area's growing population with nearly 14,000 new residents moving to the area over the course of the initiative.

From an $84 million investment in the 261-unit Sovereign in Hoboken to a $131 million investment creating 526 units in Hoboken's South Waterfront to a $92 million investment in Columbus Towers that added 392 units in Jersey City, the HIT's investments gave rise to a walkable urban center where there were once rotting warehouses. These projects changed the landscape of the waterfront and gave hope to urban planners that a fundamental transformation was possible. Today, the New Jersey waterfront is vibrant; extending the

Manhattan economy across the river. The HIT was an important catalyst in this transformation. “The HIT has proven itself a reliable partner for the Hudson County Building Trades in creating union construction jobs through catalytic investment in our community. Together we have revitalized communities in Northern New Jersey and increased the supply of quality affordable housing available for the thousands of people who live and work in Hudson County —PAT KELLEHER, President, Hudson County Building and Construction Trades Council As development continued to spread down the New Jersey shoreline, the HIT and Building America have returned to aid in the transformation of Newark and Jersey City in more recent years. Building America has made three investments in Newark and Jersey City and has also supported the creation of Project IMPACT with the Hudson County Building Trades, ensuring that community residents are able to enter careers in the building trades and participate in the continued redevelopment of the area. SOCIAL IMPACT Investments by the HIT in larger scale, transit-oriented projects helped build a more compact, walkable and environmentallyfriendly waterfront community The projects were built close to the PATH (rail) and subway stations as well as to bus and ferry service, offering commuters a quick and convenient trip across the Hudson River to both midtown and downtown Manhattan. Blighted urban piers became the springboard for significant economic revitalization. HIT IMPACT With an average transaction size of $65 million, the HIT invested in projects of significant scale for the first time. By working out these large transactions with developers, HIT staff was able to take its expertise to even larger scale projects across the Hudson River, launching the New York City Investment Initiative in 2002. FEATURED PROJECT — HOBOKEN, NEW JERSEY THE SOVEREIGN The HIT provided $84 million in financing for The Sovereign, a $92 million multifamily project. The Sovereign is located in The Shipyard, a master planned residential community along the Hudson River in Hoboken, NJ. The Sovereign’s two 12-story towers offer 261 market-rate apartments ranging from studio to three-bedroom units. Residents enjoy The Shipyard’s many amenities including a marina, waterfront parks and promenade, retail shopping and ferry service across the river to Midtown and Lower Manhattan. The Shipyard has earned numerous “Community of the Year” awards from housing and construction-related organizations for its builder, Applied Development Company. The HIT created an estimated 1.2 million hours of union construction work on this project. AFL-CIO Housing Investment Trust Impact Report 13

Initiative Investing 36,158 Units, 95% Affordable and Workforce Housing Units 6,550 On-site Union Construction Jobs $2.2 BILLION Total Economic Impact The HIT reached $3 billion in assets under management in 2002, the year it made its first four investments under the New York City Community Investment Initiative. New York City Investment Initiative Following the terrorist attacks of September 11, 2001, the HIT launched the New York City Community Investment Initiative to help meet the city’s urgent need for investment. Just 100 days after the tragedy, then AFL-CIO President Sweeney joined New York City Mayor Bloomberg and New York labor leaders to outline HIT’s commitment to finance housing development and to expand homeownership opportunities for working families. The HIT also opened an office in New York City as an additional component of its commitment to the city and its residents. Since 2002, the multi-phase initiative has had a positive impact on the lives of thousands of New Yorkers. To date, the HIT has invested $1.3 billion in 52 projects with total development investment of more than $3 billion across all five boroughs and Yonkers. These efforts have been almost exclusively focused on the preservation and development of housing affordable to low- and moderate-income families. The HIT has created or preserved just over 36,000 units of housing in New York City and 95% of these units are affordable. In a high cost market such as New York City, these preservation efforts have been of critical importance to HIT’s union and public fund investors.

“Working with the HIT is a fiscally smart marriage of resources and housing policy. I’m happy to continue the New York City Pension Funds’ long and proud history with the HIT... —SCOTT M. STRINGER, Comptroller, City of New York In New York City, the HIT has also worked closely with a number of housing developments with roots or history in the labor movement. For example, the HIT has provided financing for rehabilitation, repairs, and refinancing for the Electchester Housing Companies in Queens, Penn South Cooperative in Manhattan, and Amalgamated Warbasse Houses and Harry Silver Housing Cooperative in Brooklyn. All of these coops are still home to a number of union workers and retirees. “The HIT is committed to New York’s working families. The HIT has created thousands of jobs for members of our building and construction trades unions, and has helped to preserve and create affordable housing for the working men and women of this great City. —VINNY ALVAREZ, President, New York City Central Labor Council; Trustee, AFL-CIO Housing Investment Trust FEATURED PROJECT — NEW YORK, NEW YORK HOUSING PRESERVATION Given the great needs for rehabilitation of New York City’s existing affordable housing stock and the high cost of land, the HIT has made a focused effort to preserve the affordability of existing housing properties that are home to low- and middle-income New Yorkers. Working with property owners, the HIT offers financing to rehabilitate older developments and/or to provide refinancing that lowers the carrying costs of existing loans. These efforts have helped to improve aging housing stock and contain financing costs so that rental and cooperative apartments can continue to house the city’s working families. Much of the affordable housing preserved by the HIT was first developed under New York State’s Mitchell-Lama program, which offered subsidized rental and coop housing to low- and middle-income residents. As their original financing expires, these properties are at risk of leaving the Mitchell-Lama program and becoming market-rate developments. SOCIAL IMPACT New York City is a dynamic and expensive city and the HIT has remained committed to keeping it affordable to the diverse population that lives there. An average of 3.5 families live in a given apartment during the life of the financing, meaning that HIT’s investments will have helped finance housing that will provide homes more than 126,000 New York families. HIT IMPACT The New York City Community Investment Initiative is the largest and longest-term investment program the HIT has ever implemented. The HIT has committed its resources to building long term partnerships with the City, its pension funds, the local labor leadership and the community. And, it has built a pipeline of investments to sustain these relationships into the future. AFL-CIO Housing Investment Trust Impact Report 15

Initiative Investing Target Cities Throughout the country, the HIT has worked with networks of communitybased housing groups, labor organizations, developers, bankers, and local governments to generate housing and community development investment opportunities. In certain cities, where there has been strong support from these networks, the HIT has maintained an active presence with dramatic results. Some 37% of the 421 projects financed in the 25-year period were financed in these five cities. Boston 30 PROJECTS HIT Investment: $537 MILLION Total Development: $1.4 BILLION On-site Union Construction Jobs: 5,070 Total Community Jobs: 11,300 Housing Units: 3,675 Affordable: 3,356 Total Economic Impact: $2.1 BILLION “HIT’s investment in 30 projects in Boston has created good jobs for the men and women of the Boston Building Trades and thousands of units of much needed affordable housing. It’s a partnership that we want to see continue in the decades ahead 16 AFL-CIO Housing Investment Trust Impact Report

Chicagoland 47 PROJECTS HIT Investment: $739 MILLION Total Development: $1.7 BILLION On-site Union Construction Jobs: 8,220 Total Community Jobs: 16,300 Housing Units: 11,343 Affordable: 7,707 Total Economic Impact: $2.5 BILLION “The AFL-CIO’s HIT commitment to investing in Chicago’s neighborhoods, particularly our most vulnerable communities, is an admirable effort that has a tremendous impact on our residents and union workers across our City. I applaud institutional investors like the HIT that have made Chicago a target for their investment strategy to serve working families by ensuring all communities have access to sustainable and affordable housing. —KURT SUMMERS, City Treasurer, Chicago AFL-CIO Housing Investment Trust Impact Report 17

Twin Cities 47 PROJECTS HIT Investment: $816 MILLION Total Development: $1.3 BILLION On-site Union Construction Jobs: 6,180 Total Community Jobs: 14,600 Housing Units: 7,332 Affordable: 3,933 Total Economic Impact: $2.3 BILLION “We are proud that union capital invested by the HIT is going to get our members back on the job while helping the community meet its housing needs. —DAN MCCONNELL, Business Manager, Minneapolis Building and Construction Trades Council “We really appreciate the fact that the HIT is using union pension capital to create good union jobs that will put many of our members back to work while giving our community an economic boost. —HARRY MELANDER, President, Minnesota State Building and Construction Trades Council

St. Louis Metro 32 PROJECTS HIT Investment: $737 MILLION Total Development: $1.2 BILLION On-site Union Construction Jobs: 6,740 Total Community Jobs: 14,900 Housing Units: 5,067 Affordable/Workforce: 1,722 Total Economic Impact: $2.0 BILLION “We appreciate the HIT’s ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community. —JOHN STIFFLER, Executive Secretary-Treasurer, St. Louis Building and Construction Trades Council AFL-CIO Housing Investment Trust Impact Report 19

Initiative Investing 28,737 Units 23,900 On-site Union Construction Jobs $8.1 BILLION Total Economic Impact The HIT invested $613 million in 23 projects including 20 under the CJI in 2010, the most productive year in HIT history. Over the course of the initiative the HIT grew from $3.5 billion to In response to the “Great Recession” and its devastating effects on working people and their communities, the Obama Administration sought assistance from the labor movement. Housing foreclosures and mass layoffs plagued America’s cities. Construction workers were hit hardest as real estate markets came to a halt. The national unemployment rate in the construction trades exceeded 20 percent, with higher rates in some cities. With the leadership of Mark Ayers, then President of the Building and Construction Trades Department, Chairman John Sweeney and AFL-CIO President Rich Trumka, the HIT launched the Construction Jobs Initiative in 2009. By early 2017, the HIT had responded to the crisis by investing in 90 projects – nearly a project a month – in 39 cities across the country. HIT’s investment of $2.3 billion in projects with nearly $5.3 billion of total investment provided members of the construction trades with nearly 24,000 on-site jobs when they needed them most. In many of the cities, the HIT was the only possible source of construction financing at a time when bank capital was unavailable.

“With strong support from North America’s Building Trades Unions, the HIT is investing workers’ pension capital to generate good union construction jobs on projects that are revitalizing and building our communities. —SEAN MCGARVEY, President, North America’s Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust But the success went far beyond the numbers: it had a powerful effect on people. “It’s very important that we keep the economy moving and keep building buildings so that guys like me have a job to go to and we can keep feeding our families,” said Josh Grietenhagen, Sprinkler Fitters Local 41, in Saint Paul, Minnesota. It took innovative public-private partnerships with city, state and federal officials to facilitate so many construction and rehabilitation projects. The HIT leveraged its knowledge and its existing networks in cities across the country to put more projects in the ground and to expand into new markets. The CJI connected the HIT back to its organized labor grassroots to stake its claim as one of the leading social impact investors in the country. SOCIAL IMPACT The primary beneficiary of the HIT’s Construction Job Initiative was the union construction worker who was struggling to find or keep steady employment in the wake of the Great Recession. The HIT’s investments generated nearly 24,000 jobs for the hard working men and women of the construction trades. These projects had a much-needed ripple effect through communities, with $8.1 billion of total economic impact and $1.1 billion in tax revenue generated nationwide. HIT IMPACT The HIT demonstrated that it could carry out a major investment initiative on a national scale. As a result of the success of the CJI, the HIT connected with its investors in a more meaningful way at a time of greatest need. As investors saw the impact the HIT was having in their own communities, 100 additional funds became investors and the HIT grew by 67%, with $2.3 billion in capital raised during the initiative. FEATURED PROJECT — SAN FRANCISCO, CALIFORNIA RINCON GREEN@333 HARRISON Rincon Green@333 Harrison was very important to San Francisco’s effort to redevelop downtown neighborhoods. The HIT’s $75 million investment helped bring much-needed mixed-income housing to the Rincon Hill area at the eastern end of the city’s South of Market (SOMA) district. The project’s 326 apartments, including 49 units affordable to residents earning no more than 30% area median income, were needed so critically that they leased within six months after opening in 2013. The project also exemplifies transit-oriented development with its location near San Francisco’s Transbay Transit Center (now called the Salesforce Transit Center), a mass-transit hub for the region’s public bus and rail systems. The design included such energy efficient features as a green roof and solar hot water system. The construction created an estimated 1.5 million hours of union construction work. AFL-CIO Housing Investment Trust Impact Report 21

“By investing in projects that create union jobs, and develop and preserve affordable housing, funds may serve the interests of many plan participants. When a pension plan makes impact investments in its local community, it can realize a competitive return while addressing some of the external factors that can influence the financial stability of the plan. By investing locally the impacts are more direct, more measurable and more immediate. [Such investments] have the potential to improve the long-term health of the pension system. —THALIA LANKIN & LESYLLEÉ WHITE Domestic Impact Investing, Benefits Magazine, International Foundation of Employee Benefit Plans, October 2017 22 AFL-CIO Housing Investment Trust Impact Report

HIT KEY NUMBERS 1992-2017 $8.5 BILLION HIT Investment in 421 projects in 27 states and 147 cities 421 Projects Financed Since 1992 93,857 Units, of which 70% are affordable to low- and moderate-income families $15.7 BILLION Total Development Investment $22.4 BILLION Total Economic Impact 65,800 On-Site Union Construction Jobs 75,500 Estimated Jobs Created in the Community 141,300 Total Estimated Jobs Created by HIT Investment AFL-CIO Housing Investment Trust Impact Report 23

The HIT’s success is owed in great part to its Board of Trustees and staff. We express grateful appreciation for the 50 individuals who served as members of the HIT’s Board of Trustees during the period covered by this report. Vincent Alvarez Mark Ayers James Boland Linda Chavez-Thompson R.C. Clack Arthur A. Coia Jack Cullerton John DeConcini Thomas R. Donahue Terrence Duvernay Angelo Fosco Alfred J. Fleischer John Flynn Stephen Frank Robert Georgine Frank Hanley Arlene Holt Baker Frank Hurt John Joyce Walter Kardy Lane Kirkland Catherine Baker Knoll David Landenwitch George Latimer H.D. LaVere Lindell Lee Sigurd Lucasson Martin Maddaloni Gerald McEntee Sean McGarvey George Miller Michael E. Monroe A.L Monroe Jack Moore Jeremiah O’Connor Terrence O’Sullivan Anthony Presutto Jack Quinn Richard Ravitch Kenneth Rigmaiden Elizabeth H. Shuler Marlyn Spear Tony Stanley Andrew Stern Edward Sullivan John J. Sweeney Richard L. Trumka Jon Walters Patricia Wiegert James Williams Disclaimers All impact numbers in this report including jobs, wages and benefits, and other economic impacts are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model based on HIT project data and secondary source materials. Impacts include projects financed by HIT subsidiary Building America CDE, Inc. and are in 2016 dollars. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. HIT’s past performance is no guarantee of future results. 24 AFL-CIO Housing Investment Trust Impact Report

More than 170 individuals worked for the HIT during Steve’s tenure. The executive leadership group has been critical to the success of the program. The current executives are: Other Key Staff Include: Ted Chandler Chief Operating Officer Erica Khatchadourian Chief Financial Officer Chang Suh Senior EVP & Chief Portfolio Manager Nicholas Milano General Counsel Eric Price EVP & Chief Executive Officer of Building America CDE, Inc. Harpreet Peleg Controller Stephanie Wiggins EVP & Chief Investment Officer Thalia Lankin Chief Business Development Officer Debbie Cohen Chief Development Officer Lesylleé White EVP & Managing Director of Defined Benefit Marketing Emily Johnstone EVP & Managing Director of Defined Contribution Marketing Sondra Albert Chief Economist Guy Carter Senior Portfolio Manager Michael Cook Senior Portfolio Manager Christopher Kaiser Deputy General Counsel and Chief Compliance Officer Kevin Murphy Regional Marketing Director Carol Nixon VP & Director of New York Regional Office Brian Norton Northeast Regional Marketing Director Terrance Pearson Director of FHA Financing and Senior Investment Officer Katie Rosenthal Director of Communications Chris Shaw Managing Director of Housing Production Paul Sommers Midwest Regional Marketing Director Stacy Allen Executive Assistant to the CEO The HIT prides itself in its diverse and long tenured staff. In 2017 it was recognized as a Best Place to Work in Money Management by Pensions and Investments and recognized as a model for its diverse workforce.

Steve Coyle CHIEF EXECUTIVE OFFICER Helen Kanovsky CHAIR BOARD OF TRUSTEES Vincent Alvarez James Boland Kenneth Cooper David Durkee Bridget Gainer Sean McGarvey Jack Quinn Kenneth Rigmaiden Deidre Schmidt Elizabeth H. Shuler Marlyn Spear Tony Stanley William Thompson Richard L. Trumka AFL-CIO Housing Investment Trust A Report on the Stewardship 1992-2017 NATIONAL OFFICE 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 202.331.8055 BOSTON Ten Post Office Square, Suite 800 Boston, MA 02109 617.850.9071 NEW YORK 1270 Avenue of the Americas, Suite 210 New York, NY 10020 212.554.2750 SAN FRANCISCO One Sansome Street, Suite 3500 San Francisco, CA 94104 415.433.3044 SOUTHERN CALIFORNIA OFFICE 155 North Lake Avenue, Suite 800 Pasadena, CA 91101 626.993.6676 www.aflcio-hit.com